CITIZENS BANCSHARES, INC.
                   VILLE PLATTE, LOUISIANA

  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
          MEETING OF STOCKHOLDERS ON APRIL 10, 2003

The  undersigned stockholder(s) of Citizens Bancshares, Inc.
of Louisiana hereby appoint:

Carl W. Fontenot, President, or ___________________ as attorney and proxy for the undersigned to attend the annual meeting of the stockholders of Citizens Bancshares, Inc. to be held on Thursday, April 10, 2003 at 2:30 P.M. at the Main Office of Citizens Bank at 841 West Main Street, Ville Platte, Louisiana 70586, and any and all adjournments thereof, with full power to him to appoint and to revoke the appointment of a substitute for himself, and at such meeting and at any and all adjournments thereof, to vote as many shares of capital stock of Citizens Bancshares, Inc. as the undersigned would be entitled to vote if personally present.

1.   To fix the number of directors at twelve (12).

     (   ) FOR    (         ) (         )
                  AGAINST     ABSTAIN


  2.   To elect twelve (12) directors.

     (   ) FOR  All Nominees     (     )   WITHHOLD
                              AUTHORITY

      (    )  FOR All EXCEPT those
marked through
            (Strike a line through the names of any nominees you do NOT wish to vote for.)


        C.   Brent  E.J. Deville   Bryan      L.
        Coreil                     Fontenot
        Carl    W.  Eugene     S.  Jules Hebert
        Fontenot    Fontenot
        Anita   F.  Steven     D.  Brod Veillon
        Melancon    Phillips
        K.   Wayne  Joseph West    Roderick
        Vidrine                    Young


3.   To  approve  the Board of Directors engagement  of  Roy
     Chenevert, CPA, as the Corporation's independent auditor for the financial statement audit for the year ending December
     31, 2003.

     (   ) FOR    (         ) (      )   WITHHOLD
                  AGAINST     AUTHORITY


4.    To  act  upon such other matters as may properly  come
before the meeting or any adjournment   thereof.

     (   ) FOR    (         ) (      )   WITHHOLD
                  AGAINST     AUTHORITY


This  proxy  will  be voted as specified.   If  no  specific
directions are given, this proxy will be voted as "FOR" each of the above proposals.

DATE:_______________________
___________________________________
                              SIGNATURE OF SHAREHOLDER


___________________________________
                              NAME - PLEASE PRINT

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy (same as name appears on envelope containing these proxy materials). When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name authorized persons.


                  CITIZENS BANCSHARES, INC.
                    841 West Main Street
                     Post Office Box 598
                Ville Platte, Louisiana 70586



          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

The annual meeting of shareholders of Citizens Bancshares, Inc. will be held at the main office of the Corporation, 841
West  Main  Street, Ville Platte, Louisiana, at  2:30  P.M.,
Thursday, April 10, 2003 for the purpose of:

1.   To fix the number of directors at twelve (12).

2.   Election of Directors:  Elect twelve (12) directors.

3.   To  approve  the Board of Directors engagement  of  Roy
     Chenevert,   CPA,  as  the  Corporation's   independent
     auditor for the financial statement audit for the year ending December 31, 2003.

4. Transact any other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record on the books of this Corporation at the close of business on February 1, 2003 will be entitled to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, if you are unable to attend and wish to have your stock voted, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Your proxy may be revoked by appropriate notice to the Secretary of the Company at any time prior to the voting thereof.

BY ORDER OF THE BOARD OF DIRECTORS




CARL W. FONTENOT, PRESIDENT
Ville Platte, Louisiana
March 10, 2003
                  CITIZENS BANCSHARES, INC.

                    841 West Main Street
                     Post Office Box 598
                Ville Platte, Louisiana 70586

                       PROXY STATEMENT

                           GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors of Citizens Bancshares, Inc. (the "Corporation") for use at the annual meeting of shareholders of the Corporation to be held April 10, 2003 (the "Annual Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Meeting. The date of this Proxy Statement is March 10, 2003.

The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the Annual Meeting, will be voted in accordance with the specifications made thereon. Proxies received on which no specification is made will be voted in favor of all matters submitted to the shareholders at the annual meeting as disclosed in the Notice of Annual Meeting of Shareholders. Proxies are revocable by written notice to the Secretary of the Corporation at any time prior to their exercise and will be deemed revoked by attendance and voting at the Annual Meeting.

All expenses of preparing, printing, and mailing the proxy and all materials used in solicitation will be borne by the Corporation. Proxies may also be solicited in person or by telephone or telegraph by directors, officers, and other employees of the Corporation, none of whom will receive additional compensation for such services. The Corporation will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

Only shareholders of record at the close of business on February 1, 2003 are entitled to notice of and to vote at the Annual Meeting. On that date, there were 472 shareholders of record owning a total of 114,855 shares of common stock, each of which is entitled to one vote.

A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, and adjournment thereof. A majority of the votes cast shall decide every matter submitted to the shareholders at its meeting.

         MANAGEMENT OF THE CORPORATION AND THE BANK
                  AND ELECTION OF DIRECTORS

Nominations for Directors

Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Corporation, shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to any meeting of stockholders called for the election of directors. Such notification shall contain the following information: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that are beneficially owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the meeting and upon his instructions, the vote teller may disregard all votes cast for each such nominee. The 2004 Annual Meeting is scheduled to be held on April 8, 2004.







Election of Directors

The Corporation's Articles of Incorporation provide that the number of directors will be not less than five and not more than thirty. Resolutions will be offered at the Annual
Meeting to fix the number of directors to be elected at twelve and to elect the nominees listed below. It is the intention of the persons named in the accompanying Proxy to vote in favor of those resolutions. Each director elected at the Annual Meeting will hold office until the next annual meeting of shareholders of the Corporation and until his successor is elected and qualified.

Eleven of the twelve nominees named below are incumbent directors of the Corporation. One new nominee will fill the new board position. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors of the Corporation. Management has, however, no reason to believe that any nominee will be unavailable.

The information set forth below as to age, principal occupation or employment, the amount and nature of beneficial ownership of common stock of the Corporation was furnished by each nominee for election. Unless otherwise indicated, (1) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (2) the nominees own, with sole voting and investment power, sufficient numbers of shares to meet the banking laws requirements to serve on this Corporation's board.

NOMINEES

    NAME, AGE &       YEAR(1), POSITION &   SHARES OF    PERCENT
     PRINCIPAL         OFFICES HELD WITH   STOCK OWNED     OF
     OCCUPATION        CORP.       BANK    BENEFICIALLY   CLASS

C. Brent Coreil (53) Director    Director      448        .39%
District Attorney(2)  (2000)      (2000)

E.J. Deville (69)    Director    Director      320        .28%
Retired Businessman   (2000)      (2000)

Bryan             L. Director    Director     1,270       1.11%
Fontenot(55)          (2000)      (2000)
Farmer
Carl   W.   Fontenot Director    Director   9,152 (a)     7.97%
(59)                  (1983)      (1975)
President/CEO     of
Corp.
And Bank (5)

Eugene  S.  Fontenot Director    Director   8,196 (b)     7.14%
(63)                     &          &
Majority Shareholder Secretary  Secretary
&                     (1983)      (1975)
President,      Euco
Finance

Jules Hebert (70)    Director    Director     2,444       2.13%
President of Farmers  (1983)      (1980)
Gas Co. Inc.

Anita   F.  Melancon Director    Director      450        .39%
(47)                  & Vice      & Vice
Asst.        General   Pres.      Pres.
Manager               (2000)      (2000)
Of         Southwest
Fidelity
Corp. (5)

Steven  D.  Phillips    New        New         255        .22%
(50)                  Nominee    Nominee
General Contractor

Brod Veillon (52)    Director    Director      536        .47%
Asst.       Adjutant  (2000)      (2000)
General/
Director  of   Youth
Challenge    Program
(3)

K.   Wayne   Vidrine Director    Director   1,073 (c)     .74%
(45)                  (2000)      (2000)
Exec.   Vice   Pres,
Cashier,    Citizens
Bank

Joseph West (41)     Director    Director      405        .35%
General Contractor    (2000)      (2000)

Roderick Young (70)  Director    Director   4,359 (d)     3.80%
Businessman/Investor  (1983)      (1977)

EXECUTIVE OFFICERS
Stephen       Mayeux                            25        .02%
(4)(46)
Sr.    Vice    Pres.
(1994)

All Directors and Officers        Total       28,933     25.19%
As a Group (13 persons)         Shares and
                                Percentage
                                  Owned



==================

1)Indicates years with which each Director was first elected
to  the Board of Directors.  Each such   Director has served
continuously since that year.

2)Mr. Coreil has been practicing law in Evangeline Parish, Louisiana, since 1974 and has been the Evangeline Parish
District Attorney since 1997.

3)Mr. Veillon has served in this capacity since 2002; prior to becoming Assistant Adjutant General, Mr. Veillon served as Commander and in other official capacities with the Louisiana Air National Guard.

4)In February of 1994, Mr. Mayeux was hired as Senior Vice President of Citizens Bank. From May 1998, through October 1998, Mr. Mayeux resigned his position with Citizens Bank for personal reasons; upon his return he was reinstated as Senior Vice President of Citizens Bank.

5)Mrs. Melancon has served in this capacity since February 1, 2001. Prior to that time, she served as Public Relations/Education Director of Savoy Medical Center. Carl
W. Fontenot and Anita F. Melancon are related as brother and sister.
=================
(a)Includes 555 shares to which Mr. Fontenot shares voting and investment power and 151 shares owned by his spouse.
(b)Includes 7,805 shares to which Mr. Fontenot shares voting and investment power.
(c)Includes 280 shares to which Mr. Vidrine shares voting and investment power.
(d)Includes 580 shares to which Mr. Young shares voting and investment power.

The Board of Directors of Citizens Bank met 13 times during 2002 and the Board of Directors of Citizens Bancshares, Inc. met 2 times during 2002. No director attended fewer than 75% of the aggregate of (1) total number of meetings of the Board of Directors held during the period when he served as a director, and (2) the total number of meetings of all committees of the Board of Directors of Citizens Bank held during the period when he served as a member of such committees.

The Board of Directors of the Bank has an Executive Committee, Audit Committee, and Loan Committee. The Executive Committee met 2 times during 2002 to consider policy questions, including a review of salaries, bonuses, and directors' per diem payments; the members of the Executive Committee are Carl W. Fontenot, Eugene S.
Fontenot, Anita F. Melancon, Fredrick Phillips, Brod Veillon, and Roderick Young. The Audit Committee met 5
times during 2002 to review the external auditor's annual report and to complete the annual directors' Report of Examination required by the Office of Financial Institutions; the members of the Audit Committee are E.J. Deville, Bryan Fontenot, Jules Hebert, and Joseph West. The Loan Committee met 31 times during 2002 to consider loan applications and to review delinquent loans. The Bank's Board of Directors has neither a nomination committee nor a compensation committee. The nominating committee's function is performed by the Board of Directors. Shareholders wanting to make nominations are requested to follow the procedures delineated under Nominations for Directors included in this proxy statement. As indicated above, compensation  matters are reviewed by the  Bank's  Executive
Committee.
                   AUDIT COMMITTEE REPORT

The  Audit  Committee  of  the Bank  makes  this  report  in accordance with Federal securities laws applicable to nonlisted small business SEC registrants. The Audit Committee has: (1) reviewed and discussed the Company's audited financial statements with management; (2) discussed with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards 61; and
(3) received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1. Based on its foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

Audit Committee:

     E.J. Deville
     Bryan Fontenot
     Jules Hebert
     Joseph West

The   Audit   Committee,   which   is   appointed   by   the
President/CEO, has not adopted a written charter.  All Audit
Committee members are deemed independent under the AMEX's listing standards tests for independence.


                   PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the only persons who, on February 1, 2003, were known by the Corporation to own beneficially more than 5% of the outstanding capital stock of the Corporation. Unless otherwise indicated, the shares are held with sole voting and investment power.


NAME AND ADDRESS OF  AMOUNT AND NATURE     PERCENT
 BENEFICIAL OWNER      OF BENEFICIAL          OF
                         OWNERSHIP          CLASS
Carl W. Fontenot         9,152 (1)          7.97%
1243 Heritage Road
Ville  Platte,   LA
70586

Eugene S. Fontenot       8,196 (2)          7.14%
1902   Chicot  Park
Road
Ville  Platte,   LA
70586

Percy J. Fontenot     22,069 (3) (5)        19.22%
5581 Vidrine Road
Ville  Platte,   LA
70586

LaFourche               11,478 (4)          9.99%
Resources, Inc.
1243 Heritage Road
Ville  Platte,   LA
70586



================
(1)Includes 8,446 shares, of which Mr. Fontenot has direct ownership, and 555 shares owned by a corporation of which Mr. Fontenot is a principal shareholder, and 151 shares owned by his spouse.

(2)Includes 391 shares of which Mr. Eugene Fontenot has direct ownership, and 7,805 shares owned by Euco Finance
Co., Inc., of which he is the majority shareholder and President.

(3)Includes 1,474 shares of Percy J. Fontenot Family Trust of which Mr. Percy Fontenot has direct ownership, and 18,745 shares owned by corporations of which he is the principal shareholder. Included in this 18,745 are 11,478 shares owned by LaFourche Resources, Inc., and 4,000 shares owned by Percy J. Fontenot, Inc., and 3,267 shares owned by Evangeline Resources, Inc.; and 1,850 owned by Christmas Loan Co., Inc.

(4)These shares are included in the amounts beneficially owned by Mr. Percy J. Fontenot.

(5)Ms. Anita F. Melancon has direct ownership of 450 shares of Corporation stock. Ms. Melancon is also a trustee of the Percy J. Fontenot Family Trust which owns 1,474 shares of Corporation stock and an officer and/or director of Lafourche Resources, Inc., and Percy J. Fontenot, Inc.; her father, Percy J. Fontenot, is deemed to exercise control over these entities.


                   EXECUTIVE COMPENSATION

The following table sets forth the total annual compensation paid or accrued by the Company and Bank to or for the account of the Chief Executive Officer. No other executive officer earned $100,000 or more in any of three years covered by the table.

                     ANNUAL COMPENSATION

  NAME AND     YEARS      SALARY      BONUS      ALL OTHER
  PRINCIPAL                                    COMPENSATION
  POSITION
Carl       W.   2002     $101,485    $15,000      $47,342
Fontenot,       2001      $98,942    $15,000      $44,405
Pres.  &  CEO   2000      $98,942    $15,000      $41,715
of   Citizens
Bancshares,
Inc.        &
Citizens Bank




All other compensation represents amounts accrued in each year in connection with a deferred compensation contract with Mr. Fontenot of $32,442 in 2002, $30,255 in 2001, and
$28,215 in 2000, and directors fees paid to Mr. Fontenot of $14,900 in 2002, $14,150 in 2001, and $13,500 in 2000.

The Bank does not provide personal benefits of a value in excess of the lesser of $25,000 or 10% of the reported compensation. It is the Bank's policy to provide certain personal benefits to executive officers and directors, provided there is a beneficial effect on the business of the Bank. Such benefits include an automobile provided for the President used in the everyday banking business of the Bank, such as customer solicitation, courier service between the main office and the branch, and attendance of business meetings.

In 2002, the Bank had deferred compensation arrangements with two senior officers and a Savings Incentive Match Plan for Employees (SIMPLE). The SIMPLE plan permits employee participation under limited eligibility requirements; the Bank matches employee amounts up to 3 percent of each participating employee's compensation.

                   DIRECTORS COMPENSATION

In  2002, Directors were paid $550.00 for attendance at each
meeting  of  the  full  Board of  Directors.   In  addition,
Directors serving on committees were paid $150.00 for attendance of each meeting of the committees.

       LOANS TO BANK DIRECTORS AND EXECUTIVE OFFICERS

The Bank has had, and expects to have in the future, banking transactions in an ordinary course of business with directors, officers, and principal shareholders and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

The largest aggregate amount of indebtedness of the directors, executive officers, principal shareholders and all their associates during 2002 was $911,750.25, on September 30, 2002, representing 6.07% of the Bank's equity capital accounts as of that date. The balance of such aggregate indebtedness at December 31, 2002 was $590,258.73, representing 3.99% of the Bank's equity capital accounts as of that date. These loans were made in the ordinary course of business, substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Board of Directors of the Bank, did not involve more than the normal risk of collectibility or present other unfavorable features.





      RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company's principal accountant is Roy Chenevert, CPA. This firm has been the Company's independent auditor for the past twenty (20) years. It is not expected that a representative of Roy Chenevert, CPA, will be present at the meeting.

Audit Fees

Roy Chenevert, CPA, has billed the Company $28,950 in the aggregate, for professional services rendered by his firm for the audit of the annual financial statements for the year 2002 and the reviews of the interim financial statements included in the quarterly reports on form 10-QSB for the year 2002. No other fees were billed and no other services were rendered by his firm for the year 2002.

The Bank retains the firm of D.J. Marcantel, Certified Public Accountant, to perform non-audit services such as providing consultation and advisory services with respect to accounting and tax matters arising from time to time from the Bank's normal operation.

      SHAREHOLDER PROPOSAL FOR THE 2004 ANNUAL MEETING

If a shareholder intends to submit a shareholder proposal at the 2004 Annual Meeting and the shareholder wants his/her shareholder proposal to be included in the Corporation's Proxy Statement for the 2004 Annual Meeting, then the Corporation must receive the shareholder proposal at the Corporation's principal executive office no later than the close of business on November 11, 2003.

If a shareholder does not submit his/her shareholder proposal for inclusion in the Corporation's Proxy Statement for the 2004 Annual Meeting, but intends to submit his/her shareholder proposal directly at the 2004 Annual Meeting, management will be able to vote proxies, in its discretion, on a shareholder proposal submitted directly at the Annual Meeting if the Corporation: (1) receives notice of the shareholder proposal before the close of business on January 23, 2004, and advises shareholders in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the shareholder proposal prior to the close of business on January 23, 2004.

Shareholder proposals or notices of intention to present shareholder proposals at the 2004 Annual Meeting should be addressed to Carl W. Fontenot, President/CEO, Citizens Bancshares, Inc., 841 West Main Street, P.O. Box 598, Ville Platte, Louisiana 70586.

                  2004 ANNUAL MEETING DATE

The 2004 Annual Meeting is scheduled for April 8, 2004.

                        OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Corporation had not been informed of any matters to be presented, by or on behalf of the Corporation or its management, for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed Proxy will vote on such matters according to their best judgment.

ANY SHAREHOLDER MAY, BY WRITTEN REQUEST, OBTAIN WITHOUT CHARGE A COPY OF THE CONSOLIDATED REPORT OF THE CORPORATION AND THE BANK ON FORM 10-KSB FOR THE YEAR ENDING DECEMBER 31, 2002. REQUESTS SHOULD BE ADDRESSED TO CARL W. FONTENOT, CITIZENS BANK, 841 WEST MAIN STREET, P.O. BOX 598, VILLE PLATTE, LOUISIANA 70586.

Shareholders are urged to sign the enclosed Proxy, which is solicited on behalf of the Board of Directors of the Bank, and return it at once in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

CARL W. FONTENOT, PRESIDENT
Ville Platte, Louisiana
March 10, 2003